 On January 14, 2021, Saba Capital CEF Opportunities 1, Ltd. and Saba Capital Management, L.P. (collectively, “Saba”) filed a civil complaint in the U.S. District Court for the Southern District of New York (Case 1:21-cv-327) against certain Nuveen Closed-End Funds, including Nuveen Global High Income Fund (collectively, the “Funds”), and the Funds’ trustees seeking (i) a declaration that a provision of the Funds’ by-laws specifying that a shareholder who obtains beneficial ownership of a Fund’s common shares in a control share acquisition shall have the same voting rights as other common shareholders only to the extent authorized by the Fund’s other disinterested shareholders (the “Control Share By-Law”) violates the Investment Company Act of 1940, as amended, (ii) rescission of the Control Share By-Law and (iii) a permanent injunction against the application of the Control Share By-Law. The Fund’s trustees are Terence J. Toth, Jack B. Evans, William C. Hunter, Albin F. Moschner, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Margaret L. Wolff, Robert L. Young, and Matthew Thornton III. On February 18, 2022, the District Court granted judgment in favor of Saba’s claim for rescission of the Control Share By-Law and Saba’s declaratory judgment claim, and declared that the Control Share By- Law violates Section 18(i) of the 1940 Act. On February 25, 2022, the Funds and the trustees filed a notice of their intention to appeal the District Court’s decision. On November 30, 2023, the U.S. Court of Appeals for the Second Circuit upheld the opinion of the District Court. On February 28, 2024, the Funds’ trustees Amended and Restated By-Laws to eliminate the “control share” provisions.